EXHIBIT (q)(1)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Jill R. Damon, Thomas E. Faust Jr., James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date

/s/ Edward J. Perkin

President and Principal Executive Officer of Eaton Vance NextShares Trust, Global Income Builder Portfolio, Greater India Portfolio, Stock Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio

April 19, 2022
Edward J. Perkin

/s/ Eric A. Stein

President and Principal Executive Officer of Eaton Vance Growth Trust, Eaton Vance Investment Trust, Eaton Vance Municipals Trust, Eaton Vance Municipals Trust II, Eaton Vance Mutual Funds Trust, Eaton Vance NextShares Trust II, Eaton Vance Series Fund, Inc., Eaton Vance Series Trust, Eaton Vance Series Trust II, Eaton Vance Special Investment Trust, Eaton Vance Variable Trust, 5-to-15 Year Laddered Municipal Bond Portfolio, Core Bond Portfolio, Emerging Markets Local Income Portfolio, Eaton Vance Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, High Yield Municipal Income Portfolio, International Income Portfolio and Senior Debt Portfolio

April 19, 2022
Eric A. Stein

/s/ James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	April 19, 2022
James F. Kirchner

Signature	Title	Date
/s/ Alan C. Bowser	Trustee/Director	April 19, 2022
Alan C. Bowser
/s/ Thomas E. Faust Jr.	Trustee/Director	April 19, 2022
Thomas E. Faust Jr.
/s/ Mark R. Fetting	Trustee/Director	April 19, 2022
Mark R. Fetting
/s/ Cynthia E. Frost	Trustee/Director	April 19, 2022
Cynthia E. Frost
/s/ George J. Gorman	Trustee/Director	April 19, 2022
George J. Gorman
/s/ Valerie A. Mosley	Trustee/Director	April 19, 2022
Valerie A. Mosley
/s/ William H. Park	Trustee/Director	April 19, 2022
William H. Park
/s/ Helen Frame Peters	Trustee/Director	April 19, 2022
Helen Frame Peters
/s/ Keith Quinton	Trustee/Director	April 19, 2022
Keith Quinton
/s/ Marcus L. Smith	Trustee/Director	April 19, 2022
Marcus L. Smith
/s/ Susan J. Sutherland	Trustee/Director	April 19, 2022
Susan J. Sutherland
/s/ Scott E. Wennerholm	Trustee/Director	April 19, 2022
Scott E. Wennerholm
/s/ Nancy A. Wiser	Trustee/Director	April 19, 2022
Nancy A. Wiser

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Portfolio Name	Trust Name
5-to-15 Year Laddered Municipal Bond Portfolio	Eaton Vance Municipals Trust II
Eaton Vance NextShares Trust II
Core Bond Portfolio	Eaton Vance Special Investment Trust
Eaton Vance Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Emerging Markets Local Income Portfolio	Eaton Vance Mutual Funds Trust
Global Income Builder Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance NextShares Trust
Global Macro Absolute Return Advantage Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Capital Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Global Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Greater India Portfolio	Eaton Vance Special Investment Trust
High Income Opportunities Portfolio	Eaton Vance Mutual Funds Trust
High Yield Municipal Income Portfolio	Eaton Vance Municipals Trust II
Eaton Vance NextShares Trust II
International Income Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Special Investment Trust
Stock Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance NextShares Trust
Eaton Vance Special Investment Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Eaton Vance Series Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust